EXHIBIT 10.5

                                                                  EXECUTION COPY






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                            MEZZANINE LOAN AGREEMENT


                                   dated as of


                                  June 28, 2006


                                      among


                            CENTERBROOK FINANCIAL LLC


                            The Lenders Party Hereto


                                       and


                                 CITIBANK, N.A.,
                               as Mezzanine Agent

                           ---------------------------


                          IXIS FINANCIAL PRODUCTS INC.,
                              as Sole Lead Arranger

                                 CITIBANK, N.A.,
                               as Sole Bookrunner





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



                                TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                               ----
ARTICLE I DEFINITIONS............................................................................................1

         SECTION 1.01.        DEFINED TERMS......................................................................1
         SECTION 1.02.        CLASSIFICATION OF LOANS AND BORROWINGS.............................................8
         SECTION 1.03.        TERMS GENERALLY....................................................................8
         SECTION 1.04.        ACCOUNTING TERMS; GAAP.............................................................8

ARTICLE II THE CREDITS...........................................................................................8

         SECTION 2.01.        COMMITMENTS........................................................................8
         SECTION 2.02.        LOANS AND BORROWINGS...............................................................8
         SECTION 2.03.        REQUESTS FOR BORROWINGS............................................................9
         SECTION 2.04.        FUNDING OF BORROWINGS..............................................................9
         SECTION 2.05.        INTEREST RATE ELECTIONS...........................................................10
         SECTION 2.06.        TERMINATION AND REDUCTION OF COMMITMENTS..........................................10
         SECTION 2.07.        REPAYMENT OF LOANS; EVIDENCE OF DEBT..............................................11
         SECTION 2.08.        PREPAYMENT OF LOANS...............................................................11
         SECTION 2.09.        FEES..............................................................................11
         SECTION 2.10.        INTEREST..........................................................................12
         SECTION 2.11.        ALTERNATE RATE OF INTEREST........................................................12
         SECTION 2.12.        INCREASED COSTS...................................................................12
         SECTION 2.13.        BREAK FUNDING PAYMENTS............................................................13
         SECTION 2.14.        TAXES.............................................................................13
         SECTION 2.15.        PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SET-OFFS.......................14
         SECTION 2.16.        MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS....................................15
         SECTION 2.17.        LENDER RATING CRITERIA............................................................16

ARTICLE III REPRESENTATIONS AND WARRANTIES......................................................................16

         SECTION 3.01.        ORGANIZATION; POWERS..............................................................16
         SECTION 3.02.        AUTHORIZATION; ENFORCEABILITY.....................................................17
         SECTION 3.03.        GOVERNMENTAL APPROVALS; NO CONFLICTS..............................................17
         SECTION 3.04.        PROPERTIES........................................................................17
         SECTION 3.05.        LITIGATION........................................................................17
         SECTION 3.06.        COMPLIANCE WITH LAWS AND AGREEMENTS...............................................17
         SECTION 3.07.        INVESTMENT COMPANY STATUS.........................................................17
         SECTION 3.08.        TAXES.............................................................................17
         SECTION 3.09.        ERISA.............................................................................17
         SECTION 3.10.        DISCLOSURE........................................................................17
         SECTION 3.11.        SOLVENCY..........................................................................18
         SECTION 3.12.        SECURITY DOCUMENTS................................................................18
         SECTION 3.13.        CAPITALIZATION....................................................................18

ARTICLE IV CONDITIONS...........................................................................................18

         SECTION 4.01.        EFFECTIVE DATE....................................................................18
         SECTION 4.02.        EACH CREDIT EVENT.................................................................19

ARTICLE V AFFIRMATIVE COVENANTS.................................................................................19

         SECTION 5.01.        FINANCIAL STATEMENTS; RATINGS CHANGE AND OTHER INFORMATION........................20
         SECTION 5.02.        NOTICES OF MATERIAL EVENTS........................................................20
         SECTION 5.03.        EXISTENCE; CONDUCT OF BUSINESS....................................................21
         SECTION 5.04.        PAYMENT OF OBLIGATIONS............................................................21
         SECTION 5.05.        MAINTENANCE OF PROPERTIES; INSURANCE..............................................21
         SECTION 5.06.        BOOKS AND RECORDS; INSPECTION RIGHTS..............................................21
         SECTION 5.07.        COMPLIANCE WITH LAWS; CONTRACTUAL OBLIGATIONS.....................................21
         SECTION 5.08.        CERTAIN ADDITIONAL ACTIVITIES.....................................................21
         SECTION 5.09.        FURTHER ASSURANCES................................................................21
         SECTION 5.10.        USE OF PROCEEDS...................................................................22



                                       (i)
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

                                                                                                               PAGE
                                                                                                               ----
ARTICLE VI NEGATIVE COVENANTS...................................................................................22

         SECTION 6.01.        INDEBTEDNESS......................................................................22
         SECTION 6.02.        LIENS.............................................................................22
         SECTION 6.03.        FUNDAMENTAL CHANGES...............................................................22
         SECTION 6.04.        INVESTMENTS.......................................................................23
         SECTION 6.05.        CAPITAL EXPENDITURE...............................................................23
         SECTION 6.06.        RESTRICTED PAYMENTS...............................................................23
         SECTION 6.07.        TRANSACTIONS WITH AFFILIATES......................................................23
         SECTION 6.08.        CERTAIN INDEBTEDNESS..............................................................23
         SECTION 6.09.        CAPITAL MODEL.....................................................................23
         SECTION 6.10.        FORMS.............................................................................23
         SECTION 6.11.        BUSINESS ACTIVITIES...............................................................23
         SECTION 6.12.        BANKRUPTCY........................................................................23

ARTICLE VII EVENTS OF DEFAULT...................................................................................24


ARTICLE VIII THE MEZZANINE AGENT................................................................................26


ARTICLE IX MISCELLANEOUS........................................................................................27

         SECTION 9.01.        NOTICES...........................................................................27
         SECTION 9.02.        WAIVERS; AMENDMENTS...............................................................27
         SECTION 9.03.        EXPENSES; INDEMNITY; DAMAGE WAIVER................................................28
         SECTION 9.04.        SUCCESSORS AND ASSIGNS............................................................29
         SECTION 9.05.        SURVIVAL..........................................................................30
         SECTION 9.06.        COUNTERPARTS; INTEGRATION; EFFECTIVENESS..........................................31
         SECTION 9.07.        SEVERABILITY......................................................................31
         SECTION 9.08.        GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS........................31
         SECTION 9.09.        WAIVER OF JURY TRIAL..............................................................31
         SECTION 9.10.        HEADINGS..........................................................................31
         SECTION 9.11.        CONFIDENTIALITY...................................................................31
         SECTION 9.12.        USA PATRIOT ACT...................................................................32


SCHEDULES:
---------

Schedule 2.01    --    Commitments

EXHIBITS:
--------

Exhibit A    --    Form of Assignment and Assumption
Exhibit B    --    Form of Opinion of Borrower's Counsel
Exhibit C    --    Form of CDS Security Agreement



                                      (ii)

               MEZZANINE LOAN AGREEMENT dated as of June 28, 2006 among Centerbrook Financial LLC, the LENDERS party hereto, and Citibank, N.A., as Mezzanine Agent.

               The parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          SECTION 1.01. DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified below:

               "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Base Rate.

               "ADMINISTRATIVE    QUESTIONNAIRE"    means   an    Administrative
Questionnaire in a form supplied by the Mezzanine Agent.

               "AFFILIATE" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified and, if such other Person is an individual, any member of the immediate family (including parents, spouse, children and siblings) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust, PROVIDED that, in any event, any Person that owns directly or indirectly securities having 5% or more of the voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to "Control" such corporation or other Person for purposes of this definition.

               "APPLICABLE PERCENTAGE" means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

               "APPROVED FUND" means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

               "ASSIGNMENT AND ASSUMPTION" means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Mezzanine Agent, in the form of Exhibit A or any other form approved by the Mezzanine Agent.

               "AVAILABILITY PERIOD" means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments.

               "AVAILABLE MEZZANINE LOAN AMOUNT" means, with respect to any Lender, initially the "Available Mezzanine Loan Amount" of such Lender as set forth on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable, and thereafter an adjusted amount as determined by the Capital Model after the Capital Model is run as prescribed by the Operating Agreement (including on any date on which the Borrower enters into a CDS), as such Available Mezzanine Loan Amount may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 or reduced pursuant to Article VII, PROVIDED that (a) at no time shall such Lender's Available Mezzanine Loan Amount exceed such Lender's Commitment and (b) at all times the proportion of such Lender's Available Mezzanine Loan Amount to all Lenders' Available Mezzanine Loan Amounts shall be equal to the proportion of such Lender's Commitment to all Lenders' Commitments.

               "BANKRUPTCY EVENT" has the meaning assigned to such term in the Operating Agreement.

               "BASE RATE" means, for any day, a rate per annum equal to the higher of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day PLUS 1/2 of 1%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

               "BOARD" means the Board of Governors of the Federal Reserve System of the United States of America.

               "BORROWER" means Centerbrook Financial LLC, a Delaware limited liability company.

               "BORROWING" means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

               "BORROWING REQUEST" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

               "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; PROVIDED that, when used in connection with a Eurodollar Loan, the term "BUSINESS DAY" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

               "CAPITAL LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

               "CAPITAL MODEL" has the meaning assigned to such term in the Operating Agreement.

               "CDS" has the meaning assigned to such term in the Operating Agreement.

               "CDS HOLDERS" has the meaning assigned to such term in Section 6.02(c).

               "CDS SECURITY AGREEMENT" means the Security Agreement dated as of the date hereof between the Borrower and the collateral agent party thereto and in substantially the form of Exhibit C.

               "CHANGE IN CONTROL" means at any time (i) Holdings does not directly own 100% of the Voting Interests of the Borrower, (ii) prior to a Qualified IPO, CharterMac and its Controlled affiliates do not collectively own, directly or indirectly, at least 51% of each class of Voting Interests of Holdings, or (iii) after a Qualified IPO, CharterMac and its Controlled affiliates does not collectively own, directly or indirectly, at least 25% of each class of Voting Interests of Holdings.

               "CHANGE IN LAW" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.12(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

               "CHARTERMAC" means CharterMac, a Delaware statutory trust.

               "CODE" means the Internal Revenue Code of 1986.

               "COLLATERAL" has the meaning assigned to such term in the Subordination and Security Agreement.

               "COLLATERAL AGENT" means Deutsche Bank Trust Company Americas or any successor or substitute Collateral Agent appointed pursuant to the terms of the Subordination and Security Agreement.

               "COLLATERAL SUPPORT SWAP" has the meaning assigned to such term in the Operating Agreement.

               "COLLECTION PERIOD" has the meaning assigned to such term in the Operating Agreement.

               "COMMITMENT" means, with respect to each Lender, the commitment of such Lender to make Loans hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06, (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 or
(c) reduced pursuant to Article VII. The initial amount of each Lender's Commitment is set forth on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders' Commitments is $125,000,000.

               "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

               "CREDIT DOCUMENTS" means, collectively, this Agreement and the Security Documents.

               "CUSTODY AGREEMENT" has the meaning assigned to such term in the Operating Agreement.

               "DEFAULT" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

               "DISTRIBUTION SCHEDULE" has the meaning assigned to such term in the Operating Agreement.

               "DOLLARS" or "$" refers to lawful money of the United States of America.

               "DOWNGRADED BANK ACCOUNT" has the meaning set forth in Section 2.17(a).

               "DOWNGRADED BANK ACCOUNT RELEASE DATE" has the meaning set forth in Section 2.17(c).

               "EFFECTIVE DATE" means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

               "ENVIRONMENTAL LAWS" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

               "ENVIRONMENTAL LIABILITY" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

               "EQUITY INTERESTS" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

               "ERISA"  means the  Employee  Retirement  Income  Security Act of
1974.

               "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

               "ERISA  EVENT" means (a) any  "reportable  event",  as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

               "EURODOLLAR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the LIBOR Rate.

               "EVENT  OF  DEFAULT"  has the  meaning  assigned  to such term in
Article VII.

               "EXCLUDED TAXES" means, with respect to the Mezzanine Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.16(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.14(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.14(a).

               "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Mezzanine Agent from three Federal funds brokers of recognized standing selected by it.

               "FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

               "FOREIGN LENDER" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

               "GAAP" means generally accepted accounting principles in the United States of America.

               "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

               "GUARANTEE" of or by any Person (the "GUARANTOR") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; PROVIDED that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

               "HAZARDOUS MATERIALS" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

               "HEDGING AGREEMENT" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

               "HOLDINGS" means Centerbrook Holdings LLC.

               "INDEBTEDNESS" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

               "INDEPENDENT MANAGER" has the meaning assigned to such term in the Operating Agreement.

               "INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

               "INITIAL CAPITAL CONTRIBUTION" has the meaning assigned to such term in the Operating Agreement.

               "INFORMATION   MEMORANDUM"  means  the  Confidential  Information
Memorandum distributed on behalf of the Borrower in January, 2006 relating to the Borrower and the Transactions.

               "INTEREST ELECTION REQUEST" means a request by the Borrower to convert a Borrowing in accordance with Section 2.05.

               "INTEREST PERIOD" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the next Quarterly Payment Date and thereafter, the period commencing on the last day of the preceding Interest Period and ending on the next Quarterly Payment Date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

               "INVESTMENT" means, for any Person (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale), (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person, or (d) the entering into of any Hedging Agreement.

               "LENDER RATING CRITERIA" means criteria satisfied on any date with respect to any Lender if (a) either (i) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such Lender are rated at least "A-1+" by S&P or (ii) if there is no such S&P short-term debt obligations rating, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Lender are rated at least "AA-" by S&P, and (b) either
(i)(x) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such Lender are rated "P-1" by Moody's and such rating is not on watch for possible downgrade by Moody's and (y) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Lender are rated higher than "A1" by Moody's or are rated "A1" by Moody's and such rating is not on watch for possible downgrade by Moody's or (ii) if there is no such Moody's short-term debt obligations rating, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Lender are rated higher than "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is not on watch for possible downgrade by Moody's.

               "LENDERS" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

               "LIBOR RATE" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Mezzanine Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO RATE" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Mezzanine Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

               "LIEN" has the meaning assigned to such term in the Operating Agreement.

               "LOANS" means the loans made, continued or converted by the Lenders to the Borrower pursuant to this Agreement.

               "MANAGING MEMBER" has the meaning assigned to such term in the Operating Agreement.

               "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Borrower or the Managing Member, (b) the ability of the Borrower to perform its obligations under this Agreement or any other Program Document, (c) the validity or enforceability of any of the Program Documents or
(d) the rights or remedies of the Mezzanine Agent or the Lenders under this Agreement or any other Program Document.

               "MATERIAL INDEBTEDNESS" means Indebtedness (other than the Loans and in respect of CDS) of the Borrower in an aggregate principal amount exceeding $1,000,000.

               "MATURITY DATE" means June 28, 2036, unless such date is not a Business Day, in which case the "Maturity Date" shall be the immediately preceding Business Day.

               "MEZZANINE AGENT" means Citibank, N.A., in its capacity as administrative agent for the Lenders hereunder.

               "MEZZANINE STEP UP DATE" means the date occurring on the sixth anniversary of the date of this Agreement.

               "MEZZANINE STEP UP RATE" means, for purposes of determining commitment fees pursuant to Section 2.09(a)(i) and interest pursuant to Section 2.10(a) and Section 2.10(b) from and after the Mezzanine Step Up Date, 0.75%.

               "MINIMUM CAPITAL REQUIREMENT" has the meaning assigned to such term in the Operating Agreement.

               "MOODY'S" means Moody's Investors Service, Inc.

               "MULTIEMPLOYER  PLAN"  means a  multiemployer  plan as defined in
Section 4001(a)(3) of ERISA.

               "MULTIFAMILY REVENUE BONDS" has the meaning assigned to such term in the Operating Agreement.

               "OFF-SETTING SWAP" has the meaning assigned to such term in the Operating Agreement.

               "OPERATING   AGREEMENT"  means  the  Limited   Liability  Company
Agreement of the Borrower dated as of June 28, 2006.

               "OTHER TAXES" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

               "PARTICIPANT" has the meaning set forth in Section 9.04.

               "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

               "PERMITTED INVESTMENTS" has the meaning assigned to such term in the Operating Agreement.

               "PERMITTED LIENS" has the meaning assigned to such term in the Operating Agreement.

               "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

               "PLAN" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

               "PRIME RATE" means the rate of interest per annum publicly announced from time to time by Citibank, N.A. as its prime rate (which need not be its best rate) in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

               "PROGRAM DOCUMENT" has the meaning assigned to such term in the Operating Agreement.

               "PROJECT INVESTMENTS" has the meaning assigned to such term in the Operating Agreement.

               "QUALIFIED IPO" means a bona fide underwritten sale to the public of common stock of Holdings pursuant to a registration statement (other than on Form S-8 or any other form relating to securities issuable under any benefit plan of Holdings) that is declared effective by the Securities Exchange Commission and which results in minimum aggregate gross cash proceeds in excess of $500,000,000.

               "QUARTERLY PAYMENT DATE" has the meaning assigned to such term in the Operating Agreement.

               "RATING AGENCIES" means, collectively, Moody's and S&P.

               "RATING CONDITION" means, with respect to each Rating Agency and any action taken or to be taken under this Agreement, a condition that is satisfied when each Rating Agency has confirmed to the Company in writing that no withdrawal, reduction, suspension or other adverse action with respect to any then current rating by such Rating Agency (including any private or confidential rating) with respect to this Agreement will occur as a result of such action.

               "REGISTER" has the meaning set forth in Section 9.04.

               "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

               "REQUIRED LENDERS" means, at any time, Lenders having more than 50% of the sum of (a) the aggregate outstanding principal amount of the Loans at such time PLUS (b) the aggregate unused amount of the Commitments at such time.

               "RESERVE ACCOUNT" has the meaning assigned to such term in the Operating Agreement.

               "RESTRICTED PAYMENT" means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any option, warrant or other right to acquire any such Equity Interests in the Borrower.

               "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies Inc.

               "SECURITY DOCUMENTS" means, collectively, the Subordination and Security Agreement, all Uniform Commercial Code financing statements required by the Subordination and Security Agreement to be filed with respect to the security interests in personal property and fixtures created pursuant to the Subordination and Security Agreement, any "control" agreements in connection therewith and any mortgage, deed of trust or deed to secure debt entered into pursuant to Section 5.09(b).

               "SENIOR FACILITY" has the meaning assigned to such term in the Operating Agreement.

               "SOLVENT" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

               "SUBORDINATED DEBT FACILITY" has the meaning assigned to such term in the Operating Agreement.

               "SUBORDINATION AND SECURITY AGREEMENT" means the Subordination and Security Agreement dated as of June 28, 2006 among the Borrower, the Collateral Agent, the Mezzanine Agent and the and "Senior Agent" under the Senior Facility.

               "SUBSIDIARY" means, with respect to any Person (the "PARENT") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

               "TAXES" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

               "TRANSACTIONS" means, collectively, the transactions contemplated by this Agreement (including the execution, delivery and performance by the Borrower of this Agreement, the borrowing of Loans, and the use of the proceeds thereof) and the other Program Documents.

               "TYPE", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the LIBO Rate or the Base Rate.

               "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

               "VOTING INTERESTS" of any Person at any time shall mean the Equity Interests of such Person that are at such time entitled to vote in the election of the Board of Managers or Managing Member of such Person.

               "WIND-DOWN EVENT" has the meaning assigned to such term in the Operating Agreement.

               "WITHDRAWAL LIABILITY" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          SECTION 1.02. CLASSIFICATION OF LOANS AND BORROWINGS. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a "Eurodollar Loan"). Borrowings also may be classified and referred to by Type (e.g., a "Eurodollar Borrowing").

          SECTION 1.03. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) references to any law, constitution, statute, treaty, regulation, rule or ordinance, including any section or other part thereof (each, for purposes of this Section 1.03, a "law"), shall refer to that law as amended, supplemented or otherwise modified from time to time and shall include any successor law.

          SECTION 1.04. ACCOUNTING TERMS; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; PROVIDED that, if the Borrower notifies the Mezzanine Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Mezzanine Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II
                                   THE CREDITS

          SECTION 2.01. COMMITMENTS. Subject to the terms and conditions set forth herein, each Lender agrees to make Loans to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in the aggregate outstanding principal amount of such Lender's Loans exceeding such Lender's Available Mezzanine Loan Amount. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Loans. Each of the Lenders agrees that the CDS Holders (and any collateral agent acting on their behalf) shall be express third party beneficiaries of the Commitments, as provided in the CDS Security Agreement, and that such rights of the CDS Holders (and any such collateral agent) shall survive the occurrence of any Bankruptcy Event with respect to the Borrower, provided that notwithstanding the foregoing the parties hereto shall be permitted to terminate, amend, supplement or otherwise modify this Agreement without the consent of any CDS Holder (or such collateral agent), except as otherwise provided in the CDS Security Agreement.

          SECTION 2.02. LOANS AND BORROWINGS.

               (a) OBLIGATIONS OF LENDERS. Each Loan shall be made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; PROVIDED that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

               (b) TYPES OF LOANS. Subject to Section 2.11, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; PROVIDED that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

               (c) MINIMUM AMOUNTS; LIMITATION ON NUMBER OF BORROWINGS. At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $10,000 and not less than $1,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $10,000 and not less than $1,000,000; PROVIDED that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Available Mezzanine Loan Amounts. Borrowings of more than one Type may be outstanding at the same time; PROVIDED that there shall not at any time be more than a total of five Eurodollar Borrowings outstanding.

               (d) LIMITATION ON INTEREST PERIODS. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

          SECTION 2.03. REQUESTS FOR BORROWINGS. To request a Borrowing, the Borrower shall notify the Mezzanine Agent of such request (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such Borrowing Request shall be irrevocable and shall be in a form approved by the Mezzanine Agent and signed by the Borrower, PROVIDED that, without prejudice to Section 2.13, the Borrower shall be permitted to revoke any Borrowing Request related to a Eurodollar Borrowing. Each such Borrowing Request shall specify the following information in compliance with Section 2.02:

               (i) the aggregate amount of the requested Borrowing;

               (ii) the date of such Borrowing, which shall be a Business Day;

               (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

               (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall conform to the definition of the term "Interest Period"; and

               (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
          Section 2.04.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. Promptly following receipt of a Borrowing Request in accordance with this Section, the Mezzanine Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

          SECTION 2.04. FUNDING OF BORROWINGS.

               (a) FUNDING BY LENDERS. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Mezzanine Agent most recently designated by it for such purpose by notice to the Lenders. The Mezzanine Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Mezzanine Agent in New York City and designated by the Borrower in the applicable Borrowing Request.

               (b) PRESUMPTION BY MEZZANINE AGENT. Unless the Mezzanine Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Mezzanine Agent such Lender's share of such Borrowing, the Mezzanine Agent may assume that such Lender has made such share available on such date in accordance with paragraph
(a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Mezzanine Agent, then the applicable Lender and the Borrower severally agree to pay to the Mezzanine Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Mezzanine Agent, at
(i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Mezzanine Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Mezzanine Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

          SECTION 2.05. INTEREST RATE ELECTIONS.

               (a) ELECTIONS BY BORROWER FOR BORROWINGS. Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period conforming to the definition of the term "Interest Period". Thereafter, the Borrower may elect to convert such Borrowing to a different Type as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

               (b) NOTICE OF ELECTIONS. To make an election pursuant to this Section, the Borrower shall notify the Mezzanine Agent of such election by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and shall be in a form approved by the Mezzanine Agent and signed by the Borrower.

               (c) CONTENT OF INTEREST ELECTION REQUESTS. Each Interest Election Request shall specify the following information in compliance with Section 2.02:

               (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

               (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

               (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

               (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall conform to the definition of the term "Interest Period".

               (d) NOTICE OF INTEREST ELECTION REQUEST. Promptly following receipt of an Interest Election Request, the Mezzanine Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

               (e) AUTOMATIC CONTINUATION AND CONVERSION. Unless a Eurodollar Borrowing is repaid as provided herein, at the end of the Interest Period applicable thereto such Borrowing shall be automatically continued as a Eurodollar Borrowing, unless any of the circumstances described in Section 2.11 exist, in which case such Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of such Interest Period. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Mezzanine Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

          SECTION 2.06. TERMINATION AND REDUCTION OF COMMITMENTS.

          (a)  SCHEDULED   TERMINATION.   Unless  previously   terminated,   the
Commitments shall terminate on the Maturity Date.

          (b) VOLUNTARY TERMINATION OR REDUCTION. The Borrower may at any time terminate, or from time to time reduce, the Commitments; PROVIDED that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $10,000 and not less than $1,000,000, (ii) the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.08, the aggregate principal amount of outstanding Loans would exceed the total Commitments, (iii) the Borrower shall not reduce the Commitments below the Available Mezzanine Loan Amount and (iv) the Borrower shall not reduce or terminate the Commitments if the Minimum Capital Requirement is not satisfied after giving effect to such reduction or termination as determined by the Capital Model.

          (c) NOTICE OF VOLUNTARY TERMINATION OR REDUCTION. The Borrower shall notify the Mezzanine Agent of any election to terminate or reduce the
Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Mezzanine Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; PROVIDED that a notice of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the
Borrower (by notice to the Mezzanine Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

          SECTION 2.07. REPAYMENT OF LOANS; EVIDENCE OF DEBT.

               (a) REPAYMENT. The Borrower hereby unconditionally promises to pay to the Mezzanine Agent for the account of each Lender the then unpaid principal amount of each Loan on the Maturity Date.

               (b) MAINTENANCE OF RECORDS BY LENDERS. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

               (c) MAINTENANCE OF RECORDS BY MEZZANINE AGENT. The Mezzanine Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Mezzanine Agent hereunder for the account of the Lenders and each Lender's share thereof.

               (d) EFFECT OF ENTRIES. The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be PRIMA FACIE evidence of the existence and amounts of the obligations recorded therein; PROVIDED that the failure of any Lender or the Mezzanine Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

               (e) PROMISSORY NOTES. Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Mezzanine Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

          SECTION 2.08. PREPAYMENT OF LOANS.

               (a) OPTIONAL PREPAYMENTS. Subject to the priority of payments set forth in Section 13.3 of the Operating Agreement, the Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section.

               (b) NOTICES, ETC. The Borrower shall notify the Mezzanine Agent of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 10:00 a.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; PROVIDED that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by
Section 2.06, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.06. Promptly following receipt of any such notice relating to a Borrowing, the Mezzanine Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.10.

          SECTION 2.09. FEES.

               (a) COMMITMENT FEE. The Borrower agrees to pay to the Mezzanine Agent for the account of each Lender a commitment fee, which shall accrue at a rate per annum, during the period from and including the Effective Date to but excluding the date on which such Lender's Commitment terminates, equal to:

               (i) 1.25% PLUS the Mezzanine Step Up Rate (if applicable) on the daily amount of the unused portion of the Available Mezzanine Loan Amount of such Lender during such period; and

               (ii) 0.25% on the daily amount of the Commitment of such Lender not constituting the Available Mezzanine Loan Amount of such Lender during such period.

Accrued commitment fees shall be payable in arrears on each Quarterly Payment Date and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

               (b) MEZZANINE AGENT'S FEES. The Borrower agrees to pay to the Mezzanine Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Mezzanine Agent.

               (c) PAYMENT OF FEES. All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Mezzanine Agent for distribution, in the case of commitment fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

          SECTION 2.10. INTEREST.

               (a) ABR LOANS. The Loans comprising each ABR Borrowing shall bear interest at the Base Rate PLUS 2.25% PLUS the Mezzanine Step Up Rate (if applicable).

               (b) EURODOLLAR LOANS. The Loans comprising each Eurodollar Borrowing shall bear interest at the LIBO Rate for the Interest Period in effect for such Borrowing PLUS 1.25% PLUS the Mezzanine Step Up Rate (if applicable).

               (c) DEFAULT INTEREST. Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% PLUS the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% PLUS the rate applicable to ABR Loans as provided in paragraph
(a) of this Section, PROVIDED that, as provided in Section 2.15(g), solely to the extent that the Borrower has insufficient funds to pay amounts hereunder (other than with respect to the principal of the Loans) in accordance with Sections 13.1(a) and 13.3 of the Operating Agreement, (x) such unpaid amounts in respect of interest and commitment fees on the Loans shall bear interest, after as well as before judgment, at a rate per annum equal to the rate applicable to ABR Loans as provided in paragraph (a) of this Section and (y) all such other unpaid amounts shall not accrue interest.

               (d) PAYMENT OF INTEREST. Accrued interest on each Loan shall be payable in arrears on each Quarterly Payment Date and upon termination of the Commitments; PROVIDED that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand and (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment to the extent permitted by the priority of payments set forth in Section 13.3 of the Operating Agreement.

               (e) COMPUTATION. All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Base Rate at times when the Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Base Rate or LIBO Rate shall be determined by the Mezzanine Agent, and such determination shall be conclusive absent manifest error.

          SECTION 2.11. ALTERNATE RATE OF INTEREST. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

               (a) the Mezzanine Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Interest Period; or

               (b) the Mezzanine Agent is advised by the Required Lenders that the LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Mezzanine Agent shall give notice thereof to the Borrower and the Lenders as promptly as practicable thereafter and, until the Mezzanine Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to a Eurodollar Borrowing shall be ineffective and
(ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

          SECTION 2.12. INCREASED COSTS.

               (a) INCREASED COSTS GENERALLY. If any Change in Law shall:

               (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender; or

               (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender, as the case may be, for such additional costs incurred or reduction suffered.

               (b) CAPITAL REQUIREMENTS. If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender, to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

               (c) CERTIFICATES FROM LENDERS. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

               (d) DELAY IN REQUESTS. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; PROVIDED that (i) the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor and (ii) if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to in the foregoing clause (ii) shall be extended to include the period of retroactive effect thereof.

          SECTION 2.13. BREAK FUNDING PAYMENTS. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Sections
2.03 or 2.08(b) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.16, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow or convert, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

          SECTION 2.14. TAXES.

               (a) PAYMENTS FREE OF TAXES. Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; PROVIDED that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Mezzanine Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
(iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

               (b) PAYMENT OF OTHER TAXES BY BORROWER. In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

               (c) INDEMNIFICATION BY BORROWER. The Borrower shall indemnify the Mezzanine Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Mezzanine Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including

Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Mezzanine Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

               (d) EVIDENCE OF PAYMENTS. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Mezzanine Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Mezzanine Agent.

               (e) FOREIGN LENDERS. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Mezzanine Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

               (f) REFUNDS. If the Mezzanine Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Mezzanine Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); PROVIDED that the Borrower, upon the request of the Mezzanine Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Mezzanine Agent or such Lender in the event the Mezzanine Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Mezzanine Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

          SECTION 2.15. PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SET-OFFS.

               (a) PAYMENTS BY BORROWER. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under Section 2.12, 2.13 or 2.14, or otherwise) prior to 2:00 p.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Mezzanine Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Mezzanine Agent in the manner as shall have been notified by the Mezzanine Agent to the other parties hereto, except that payments pursuant to Sections 2.12, 2.13, 2.14 and 9.03 shall be made directly to the Persons entitled thereto. The Mezzanine Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

               (b) APPLICATION OF INSUFFICIENT PAYMENTS. If at any time insufficient funds are received by and available to the Mezzanine Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties.

               (c) PRO RATA TREATMENT. Except to the extent otherwise provided herein: (i) each Borrowing shall be made from the Lenders, each payment of fees for account of the Lenders under Section 2.09 shall be made for account of the Lenders, and each termination or reduction of the amount of the Commitments under Section 2.06 shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; (ii) each Borrowing shall be allocated pro rata among the Lenders according to the amounts of their respective Commitments (in the case of the making of Loans) or their respective Loans that are to be included in such Borrowing (in the case of conversions and continuations of Loans); (iii) each payment or prepayment of principal of Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by them; and (iv) each payment of interest on Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.

               (d) SHARING OF PAYMENTS BY LENDERS. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the

Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; PROVIDED that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation, PROVIDED that any amounts collected by such Lender pursuant to this sentence shall be subject to and paid in accordance with Sections 13.1 and 13.3 of the Operating Agreement.

               (e) PRESUMPTIONS OF PAYMENT. Unless the Mezzanine Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Mezzanine Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Mezzanine Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders, as the case may be, severally agrees to repay to the Mezzanine Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Mezzanine Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Mezzanine Agent in accordance with banking industry rules on interbank compensation.

               (f) CERTAIN DEDUCTIONS BY MEZZANINE AGENT. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(b) or 2.15(d), then the Mezzanine Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Mezzanine Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

               (g) PAYMENTS SUBJECT TO OPERATING AGREEMENT. Notwithstanding anything herein to the contrary, (i) all payments by the Borrower under this Agreement shall be subject to and paid in accordance with Sections 13.1 and 13.3 of the Operating Agreement and (ii) to the extent that the Borrower has insufficient funds to pay amounts hereunder (other than the principal of the Loans, which shall be and remain due and payable hereunder, with interest thereon, until paid in accordance with this Agreement) in accordance with Sections 13.1(a) and 13.3 of the Operating Agreement, the amounts for which funds are so available shall be due and payable hereunder and the amounts for which funds are not so available shall be deferred (without accrued interest thereon, except for unpaid interest and commitment fees on the Loans, which shall accrue interest as set forth in Section 2.10(c)) and shall not be due and payable hereunder (and the failure to pay such deferred amounts shall not constitute a Default hereunder or a Wind-Down Event under (and as defined in) the Operating Agreement) until the next Quarterly Payment Date on which the Borrower has sufficient funds to pay such deferred amounts in accordance with
Section 13.3 of the Operating Agreement.

          SECTION 2.16. MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS.

               (a) DESIGNATION OF DIFFERENT LENDING OFFICE. If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or 2.14, as the case may be, in the future and
(ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

               (b) REPLACEMENT OF LENDERS. If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, or if any Lender defaults in its obligation to fund Loans hereunder, or if in connection with any proposed amendment, modification, supplement or waiver with respect to any provision of this Agreement or any other Credit Document as contemplated by Section 9.02(b) any Lender fails to consent to any such proposed action within 10 days that such Lender shall have been notified of such proposed amendment, modification, supplement or waiver, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Mezzanine Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if such other Lender accepts such assignment); PROVIDED that (i) the Borrower shall have received the prior written consent of the Mezzanine Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to

Section 2.14, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

          SECTION 2.17. LENDER RATING CRITERIA.

               (a) If any Lender fails to satisfy the Lender Rating Criteria at any time during the Availability Period, such Lender shall promptly give notice to the Borrower, the Mezzanine Agent and the Rating Agencies of such failure and, if such Lender does not within 10 calendar days of such failure (i) provide cash collateral to a segregated deposit account (the "DOWNGRADED BANK ACCOUNT") designated by the Borrower to secure such Lender's obligation to fund its Available Mezzanine Loan Amount hereunder in an amount equal to the then undrawn amount of such Lender's unused Available Mezzanine Loan Amount or (ii) cause a guaranty to be executed and delivered in favor of the Mezzanine Agent by an Affiliate of such Lender that satisfies the Lender Rating Criteria, in form and substance reasonably satisfactory to the Mezzanine Agent, guaranteeing the obligation of such Lender in respect of the Available Mezzanine Loan Amount of such Lender, the Borrower shall be required to use its reasonable efforts to replace such Lender, with the prior written consent of the Mezzanine Agent (which consent shall not unreasonably be withheld), with an assignee that satisfies such Lender Rating Criteria. In the event of any such requirement for the Borrower to replace a Lender, such Lender shall (i) assign all of its rights and obligations hereunder to an assignee selected by the Borrower upon payment to such Lender of an amount equal to the outstanding principal of its Loans (or, if such Loans are trading below par, at the then-market price therefor), accrued interest thereon, accrued fees and all other amounts payable to it hereunder and
(ii) execute and deliver an Assignment and Assumption and such other documents evidencing such assignment as shall be necessary or reasonably requested by the Borrower or the Mezzanine Agent, PROVIDED that no such assignment shall be to the Borrower or any of its Affiliates without the prior consent of each Lender.

               (b) The Mezzanine Agent shall have full power and authority to withdraw funds from each applicable Downgraded Bank Account at the time of, and in connection with, the conversion of a funds contained therein to a Loan and to deposit funds to each Downgraded Bank Account, all in accordance with the terms of and for the purposes set forth in this Agreement.

               (c) From and after the establishment of a Downgraded Bank Account with respect to any Lender, and until the date (the "DOWNGRADED BANK ACCOUNT RELEASE DATE" for such Lender) that is the earliest of:

               (i) the assignment by such Lender of all of its rights pursuant to Section 9.04,

               (ii) such Lender satisfying the Lender Rating Criteria, and

               (iii) the Maturity Date,

all Loans to be made by such Lender shall be made by the Mezzanine Agent withdrawing funds from such Downgraded Bank Account, and all payments of principal with respect to Loans made by such Lender (whether or not originally funded from such Downgraded Bank Account) shall be made by depositing the related funds into such Downgraded Bank Account. Upon the Downgraded Bank Account Release Date for a Lender, all funds then held in such Downgraded Bank Account (after giving effect to any Loans to be made on such date) shall be remitted by the Mezzanine Agent to such Lender, and thereafter all payments of principal with respect to Loans made by such Lender shall be paid directly to such Lender in accordance with the terms of this Agreement.

               (d) The Mezzanine Agent shall from time to time invest and reinvest the funds on deposit in such Downgraded Bank Account from time to time in Permitted Investments having a maturity of not more than one day from the date of acquisition. On each Quarterly Payment Date, the Mezzanine Agent shall remit or cause to be remitted to the relevant Lender all earnings received with respect to the relevant Downgraded Bank Account during the related Collection Period. Notwithstanding anything herein to the contrary, neither the Mezzanine Agent nor the Borrower shall have any liability for any loss arising from any investment or reinvestment made by it in accordance with, and pursuant to, the provisions hereof.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

               The Borrower represents and warrants to the Lenders that:

          SECTION 3.01. ORGANIZATION; POWERS. The Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          SECTION 3.02. AUTHORIZATION; ENFORCEABILITY. The Transactions are within the Borrower's limited liability company powers and have been duly authorized by all necessary limited liability company and, if required, member action. Each of the Program Documents to which the Borrower is a party has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 3.03. GOVERNMENTAL  APPROVALS; NO CONFLICTS.  The Transactions
(a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the Operating Agreement or other organizational documents of the Borrower or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower, and (d) other than the Liens created by Section 6.02, will not result in the creation or imposition of any Lien on any asset of the Borrower.

          SECTION 3.04. PROPERTIES.

               (a) PROPERTY GENERALLY. The Borrower has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

               (b) INTELLECTUAL PROPERTY. The Borrower owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.05. LITIGATION. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve any Program Document or the Transactions. Except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, the Borrower (i) has not failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has not become subject to any Environmental Liability, (iii) has not received notice of any claim with respect to any Environmental Liability or (iv) does not know of any basis for any Environmental Liability.

          SECTION 3.06. COMPLIANCE WITH LAWS AND AGREEMENTS. The Borrower is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

          SECTION 3.07. INVESTMENT COMPANY STATUS. The Borrower is not an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940.

          SECTION 3.08. TAXES. The Borrower has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.09. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.10. DISCLOSURE. Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of the Borrower to the Mezzanine Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished (including modifications to the Operating Agreement)) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. Since the date of formation of the Borrower, there has been no material adverse change in the business, operations, property, condition (financial or otherwise) or prospects of the Borrower.

          SECTION 3.11. SOLVENCY. The Borrower is Solvent.

          SECTION 3.12. SECURITY DOCUMENTS. The Security Documents to which the Borrower is a party create valid and perfected first priority security interests in the Collateral securing the payment of the obligations owing to the Mezzanine Agent and the Lenders under this Agreement and the other Credit Documents, subject to no equal or prior Lien, except as expressly permitted under Section 6.02.

          SECTION 3.13. CAPITALIZATION. The Borrower has heretofore delivered to the Lenders true and complete copies of the Operating Agreement. The only member of the Borrower on the date hereof is Holdings. As of the date hereof, (x) there are no outstanding Equity Interests with respect to the Borrower other than the Equity Interests of Holdings and (y) there are no outstanding obligations of the Borrower to repurchase, redeem, or otherwise acquire any membership interests of the Borrower nor are there any outstanding obligations of the Borrower to make payments to any Person, such as "phantom equity" payments, where the amount thereof is calculated with reference to the fair market value or equity value of the Borrower.

          SECTION 3.14. SUBSIDIARIES. The Borrower has no Subsidiaries, except for Subsidiaries permitted by Section 6.03(e).

                                   ARTICLE IV
                                   CONDITIONS

          SECTION 4.01. EFFECTIVE DATE. The obligations of the Lenders to make Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

               (a) EXECUTED COUNTERPARTS. The Mezzanine Agent shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Mezzanine Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

               (b) OPINIONS OF BORROWER COUNSEL. The Mezzanine Agent shall have received (i) a favorable written opinion (addressed to the Mezzanine Agent and the Lenders and dated the Effective Date) of counsel for the Borrower, substantially in the form of Exhibit B, and (ii) a favorable written opinion (addressed to the Mezzanine Agent and the Lenders and dated the Effective Date) of Proskauer Rose LLP, counsel for the Borrower, stating that, subject to customary assumptions, the Borrower and its assets would not be substantively consolidated with the assets of Holdings or CharterMac in a bankruptcy of Holdings or CharterMac (and the Borrower hereby requests such counsel to deliver each such opinion).

               (c) LIMITED LIABILITY COMPANY DOCUMENTS. The Mezzanine Agent shall have received such documents and certificates as the Mezzanine Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of the Transactions and any other legal matters relating to the Borrower, this Agreement or the Transactions, all in form and substance satisfactory to the Mezzanine Agent and its counsel.

               (d) OFFICER'S CERTIFICATE. The Mezzanine Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (f) and
     (g) of this Section.

               (e) PAYMENT OF FEES, ETC. The Mezzanine Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder, and including all fees set forth in the fee letter to which the Mezzanine Agent and the Borrower are parties. In addition, the Mezzanine Agent shall have received upfront fees for the account of each Lender in an amount for each Lender equal to 0.0035 MULTIPLIED BY the aggregate amount of the Commitment of such Lender on the Effective Date.

               (f) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower set forth in this Agreement and the other Program Documents shall be true and correct on and as of the Effective Date.

               (g) NO DEFAULT, ETC. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

               (h) INSURANCE. The Mezzanine Agent shall have received satisfactory evidence that the Borrower has obtained, from financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

               (i) SUBORDINATION AND SECURITY AGREEMENT. The Mezzanine Agent shall have received the Subordination and Security Agreement, duly executed and delivered by the parties thereto. In addition, the Borrower shall have taken such other actions as the Collateral Agent shall have requested in order to perfect a first priority security interest in the Collateral created pursuant to the Subordination and Security Agreement in favor of the Collateral Agent (including actions necessary for the Collateral Agent to have control (within the meaning of Section 9-104 of the UCC) of each of the deposit accounts owned by the Borrower).

               (j) OTHER DOCUMENTS. The Mezzanine Agent shall have received each of the following documents, each of which shall be executed and delivered by the parties thereof and shall be on terms and conditions satisfactory to the Mezzanine Agent: (i) the Operating Agreement, (ii) the Senior Facility,
     (iii) the Custody Agreement, (iv) the Collateral Support Swap and (v) such other documents as the Mezzanine Agent or any Lender may reasonably request.

               (k) EQUITY CONTRIBUTIONS; CAPITAL STRUCTURE. The Mezzanine Agent shall have received satisfactory evidence that Holdings has made the Initial Capital Contribution on terms and conditions satisfactory to the Mezzanine Agent. The capital structure of the Borrower (including the Senior Facility) shall be reasonably satisfactory to the Mezzanine Agent.

               (l) GOVERNMENTAL APPROVALS; THIRD PARTY APPROVALS. The Borrower has demonstrated to the satisfaction of the Mezzanine Agent that all necessary consent or approval of, registration or filing with, or any other action by, any Governmental Authority and all necessary consent of approval of any material third party have been obtained or made and are in full forth and effect in connection with the Transactions.

               (m) LITIGATION OR ADMINISTRATIVE PROCEEDINGS. There exists no litigation or administrative proceedings or other legal or regulatory developments that could be reasonably likely to prohibit or to impose burdensome conditions on the consummation of the Transactions or to result in a Material Adverse Effect.

               (n) AVAILABLE MEZZANINE LOAN AMOUNT. The Borrower shall have delivered to the Mezzanine Agent a certificate setting forth the "Available Mezzanine Loan Amount", as determined by the Capital Model.

               (o) RATINGS. The obligations of the Borrower under this Agreement shall be rated "A1" by Moody's and "A+" by S&P, and the obligations of the Borrower in respect of the Senior Facility shall be rated at least "Aaa" by Moody's and at least "AAA" by S&P.

               (p) LIEN SEARCHES. The Borrower shall have delivered to the Mezzanine Agent certified copies of UCC search reports, dated a date reasonably near to the Effective Date, listing all effective financing statements, which name the Borrower as debtor, together with copies of such financing statements (none of which shall cover any Collateral).

               (q) CDS SECURITY AGREEMENT. The Mezzanine Agent shall have received the CDS Security Agreement, duly executed and delivered by the parties thereto.

The Mezzanine Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 3:00 p.m., New York City time, on June 30, 2006 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

          SECTION 4.02. EACH CREDIT EVENT. The obligation of each Lender to make a Loan on the occasion of any Borrowing shall not be subject to any condition or event whatsoever (including whether a Default shall have occurred and be continuing or whether the Loans shall have been accelerated pursuant to Article
VII), except for the requirement that (i) the Borrower shall have complied with Sections 2.03 and (ii) after giving effect to such Loan, the aggregate outstanding principal amount of the Loans of such Lender do not exceed the Available Mezzanine Loan Amount of such Lender.

                                    ARTICLE V
                              AFFIRMATIVE COVENANTS

               Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Borrower covenants and agrees with the Lenders that:

          SECTION  5.01.   FINANCIAL   STATEMENTS;   RATINGS  CHANGE  AND  OTHER
INFORMATION. The Borrower will furnish to the Mezzanine Agent and each Lender:

               (a) within 90 days after the end of each fiscal year of the Borrower, its audited balance sheet and related statements of operations, members' equity and cash flows as of the end of and for such year, setting forth in each case (other than in the case of financial statements for the fiscal year ending December 31, 2006) in comparative form the figures for the previous fiscal year, all reported on by Deloitte & Touche LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such financial statements present fairly in all material respects the financial condition and results of operations of the Borrower in accordance with GAAP consistently applied;

               (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its balance sheet and related statements of operations, members' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

               (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto and (ii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements previously delivered under this Section and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

               (d) promptly after receipt of any notice or communication from any Rating Agency with respect to a change in the rating established for the Loans or any other matter with respect to this Agreement, a copy of each such notice or communication;

               (e) not later than 11:00 a.m. (New York City time) the fifth Business Day immediately preceding each Quarterly Payment Date, a copy of the Distribution Schedule with respect to such Quarterly Payment Date;

               (f) concurrently with any delivery of any other notice or report pursuant to any Program Document, a copy of each such notice or report; and

               (g)  promptly   following  any  request   therefor,   such  other
     information regarding the operations, business affairs and financial condition of the Borrower, or compliance with the terms of this Agreement, as the Mezzanine Agent or any Lender may reasonably request.

          SECTION 5.02. NOTICES OF MATERIAL EVENTS. The Borrower will furnish to the Mezzanine Agent and each Lender prompt written notice of the following:

               (a) the occurrence of any Default or any development that results in, or could reasonably be expected to result in, a Material Adverse Effect;

               (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

               (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

               (d) the occurrence of either (i) a downgrade by either Rating Agency of its rating of the Borrower's obligations under the Senior Facility or this Agreement or (ii) a withdrawal by either Rating Agency of such rating;

               (e) the occurrence of any Capital Model Deficiency Amount (as defined in the Operating Agreement) after running the Capital Model as prescribed by the Operating Agreement;

               (f) the occurrence of an adjustment in the Available Mezzanine Loan Amount, as determined by the Capital Model; and

               (g) the occurrence of any Program Violation (as defined in the Operating Agreement).

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 5.03. EXISTENCE; CONDUCT OF BUSINESS. The Borrower will do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business.

          SECTION 5.04. PAYMENT OF OBLIGATIONS. The Borrower will pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.05. MAINTENANCE OF PROPERTIES;  INSURANCE. The Borrower will
(a) keep and maintain all property owned by the Borrower material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

          SECTION 5.06. BOOKS AND RECORDS; INSPECTION RIGHTS. The Borrower will keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will permit any representatives designated by the Mezzanine Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested, PROVIDED that, unless a Default shall have occurred and be continuing, the Mezzanine Agent and each Lender shall be permitted to visit and inspect the properties, and to examine and make extracts from the books and records, of the Borrower on not more than one occasion during any calendar year.

          SECTION 5.07. COMPLIANCE WITH LAWS; CONTRACTUAL OBLIGATIONS. The Borrower will comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, and with all of its contractual obligations (including in respect of CDS), hereunder or otherwise, except in each case where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.08. CERTAIN ADDITIONAL ACTIVITIES.

               (a) The Borrower will take all steps required by the Operating Agreement, this Agreement and the other Program Documents or reasonably required by the Mezzanine Agent to continue the Borrower's identity as a separate legal entity and to make it apparent to other Persons that the Borrower is an entity with assets and liabilities distinct from those of any other Person.

               (b) The Borrower will (i) be a limited purpose company whose activities are restricted to those activities permitted by Section 6.11 and
     (ii) comply with the terms and conditions set forth in the Operating Agreement (including (a) complying with the special-purpose covenants set forth in Section 2.10 of the Operating Agreement, (b) operating the Capital Model at the times required therein, (c) entering into CDS and Off-Setting Swaps, and making Investments contemplated by Section 6.04(vi), only if permitted by the Capital Model, (d) entering into CDS and Off-Setting Swaps only if the eligibility criteria relating thereto are satisfied and (e) if a Wind-Down Event shall have occurred and be continuing, (x) not entering into any new CDS or Off-Setting Swaps and not making any Project Investment contemplated by clause (iii) of the definition thereof and (y) making new Project Investments (other than any Project Investment contemplated by clause (iii) of the definition thereof) only to limit its risk exposure).

          SECTION 5.09. FURTHER ASSURANCES.(a) The Borrower will take such action from time to time (including filing appropriate Uniform Commercial Code financing statements and executing and delivering such assignments, security agreements and other instruments) as shall be necessary or reasonably requested by the Mezzanine Agent to create, in favor of the Collateral Agent for the benefit of the Lenders, perfected security interests and Liens in the Collateral to secure its obligations hereunder; PROVIDED that any such security interest or Lien shall be subject to the relevant requirements of the Security Documents.

               (b) If the Borrower or any of its Subsidiaries shall acquire any real property interest after the date hereof having a fair market value of $250,000 or more, then it will (or, as applicable, will cause the respective Subsidiary holding such real property interest to) within 60 days of such acquisition execute and deliver in favor of the Collateral Agent a mortgage, deed of trust or deed to secure debt (as appropriate for the jurisdiction in which such respective real property is situated) in form and substance reasonably satisfactory to the Mezzanine Agent and pursuant to which the Borrower (or such Subsidiary) will create a Lien upon such real property interest in favor of the Collateral Agent for the benefit of the Lenders as collateral security for the obligations of the Borrower hereunder, and the Borrower will deliver such opinions of counsel and title insurance policies as the Mezzanine Agent shall reasonably request in connection therewith in form and substance reasonably satisfactory to the Mezzanine Agent.

          SECTION 5.10. USE OF PROCEEDS. The proceeds of any Loan will be used only for (a) making settlement and periodic payments in respect of CDS, (b) making Project Investments, (c) payment of Administrative Expenses (as defined in the Operating Agreement), (d) payment of amounts owing under Off-Setting Swap contracts, (e) payments in respect of principal, interest and fees under the Senior Facility and (f) payments in respect of interest and fees owing under this Agreement. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the regulations of the Board, including Regulations T, U and X.

                                   ARTICLE VI
                               NEGATIVE COVENANTS

               Until  the  Commitments   have  expired  or  terminated  and  the
principal of and interest on each Loan and all fees payable hereunder have been paid in full, the Borrower covenants and agrees with the Lenders that:

          SECTION 6.01. INDEBTEDNESS. The Borrower will not create, incur, assume or permit to exist any Indebtedness, except:

               (a) Indebtedness created hereunder and under the other Program Documents;

               (b) Indebtedness created under the Senior Facility;

               (c) Indebtedness in respect of CDS, Off-Setting Swaps and the Collateral Support Swap; and

               (d) Indebtedness up to an aggregate outstanding principal amount of $200,000,000 created under the Subordinated Debt Facility in the form of Exhibit E to the Operating Agreement with such changes as shall be permitted by the Required Lenders.

          SECTION 6.02. LIENS. The Borrower will not create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

               (a) Liens created pursuant to the Security Documents;

               (b) Permitted Liens; and

               (c) Liens created pursuant to the CDS Security Agreement for the benefit of the holders from time to time of the obligations of the Borrower in respect of CDS (the "CDS HOLDERS") in the right of the Borrower to require the Lenders to unconditionally make Loans to the Borrower under this Agreement as provided herein, as such agreement may be from time to time amended, supplemented or otherwise modified to the extent that the Rating Condition shall have been satisfied after giving effect to any such amendment, supplement or other modification.

          SECTION 6.03. FUNDAMENTAL CHANGES.

               (a) The Borrower will not enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution).

               (b) The Borrower will not acquire any business or property from, or capital stock of, or be a party to any acquisition of, any Person except
     (i) for purchases of property necessary to or consistent with the conduct of the activities permitted by Section 6.11, (ii) as permitted by Section
     6.04 and (iii) for acquisitions of any underlying properties in connection with the exercise of remedies by the Borrower with respect to any Multifamily Revenue Bonds so long as (x) any such underlying property is owned by the Borrower through a special purpose corporation or limited liability company established by the Borrower for the sole purpose of owning such underlying property and (y) the Borrower complies with the applicable provisions of Section 5.09.

               (c) Except as expressly permitted in Sections 6.04 and 6.06 and the payments contemplated by Sections 13.1 and 13.3 of the Operating Agreement, the Borrower will not convey, sell, lease, dispose of or otherwise transfer, in one transaction or a series of transactions, any part of its business or property, whether now owned or hereafter acquired, other than (i) Permitted Investments and (ii) real property and partnership and limited liability company ownership interests acquired by the Borrower in respect of Project Investments or CDS, in each case for fair market value and on an arm's length basis.

               (d) The Borrower will not cause or consent to any amendment or modification of or waiver under, or permit any amendment or modification of or waiver under, the Operating Agreement, any Credit Document, the Custody Agreement, the Collateral Support Swap, the Senior Facility, the Subordinated Debt Facility or any other Program Document or engage in any business other than a business expressly permitted by Section 6.11.

               (e) The Borrower will not create, acquire or otherwise permit to exist any Subsidiary, except for (i) Subsidiaries created or acquired in connection with the making of any Project Investment and (ii) Subsidiaries created pursuant to Section 6.03(b)(iii).

          SECTION 6.04. INVESTMENTS. The Borrower will not make any Investment other than (i) Project Investments, (ii) Permitted Investments, (iii) CDS, (iv) Off-Setting Swaps so long as the Rating Condition shall have been satisfied after giving effect to such Off-Setting Swap, (v) Hedging Agreements in the ordinary course of business and not for speculative purposes so long as the Rating Condition shall have been satisfied after giving effect to such Hedging Agreement and the Members shall have been notified thereof and (vi) acquisitions of Multifamily Revenue Bonds (and/or any custodial receipts evidencing any Multifamily Revenue Bonds) pursuant to the terms of any CDS and the Custody Agreement. The Borrower will not enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

          SECTION 6.05. CAPITAL EXPENDITURE. The Borrower will not make any capital expenditure other than Project Investments.

          SECTION 6.06. RESTRICTED PAYMENTS. The Borrower will not declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment except as permitted by the priority of payments set forth in Section 13.3 of the Operating Agreement.

          SECTION 6.07. TRANSACTIONS WITH AFFILIATES. The Borrower will not sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower than could be obtained on an arm's-length basis from unrelated third parties and (b) any Restricted Payment permitted by Section 6.06.

          SECTION 6.08. CERTAIN INDEBTEDNESS. The Borrower will not prepay, redeem or repurchase any portion of any Indebtedness in respect of, or make any other payments under, the Subordinated Debt Facility, except in each case as permitted by the priority of payments set forth in Section 13.3 of the Operating Agreement.

          SECTION 6.09. CAPITAL MODEL. The Borrower will not materially amend, modify, waive or otherwise make any material change to the Capital Model without first satisfying the Rating Condition.

          SECTION 6.10. FORMS. The Borrower will not amend, modify or otherwise make any material change to any of the forms relating to CDS or Off-Setting Swaps, in each case as set forth in the exhibits to the Operating Agreement, or make any material amendment, modification, waiver or other change to the definitive agreements of any CDS or Off-Setting Swaps, without in each case first satisfying the Rating Condition.

          SECTION 6.11. BUSINESS ACTIVITIES. The Borrower will not engage in any business activities other than those set forth and permitted under Section 2.4 of the Operating Agreement.

          SECTION 6.12. BANKRUPTCY. The Borrower will not, without the approval of the Independent Manager, (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other similar relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect; (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition seeking
(a) liquidation, reorganization or other similar relief in respect of the Borrower or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (b) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or for a substantial part of its assets; (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or for a substantial part of its assets; (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding; (v) make a general assignment for the benefit of creditors; or (vi) take any action for the purpose of effecting any of the foregoing.

                                   ARTICLE VII
                                EVENTS OF DEFAULT

               If any of the following events ("EVENTS OF DEFAULT") shall occur:

               (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

               (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

               (c) any representation or warranty made or deemed made by or on behalf of the Borrower in or in connection with this Agreement or any amendment or modification hereof or waiver hereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any amendment or modification hereof or waiver hereunder, shall prove to have been incorrect when made or deemed made in any material respect and such breach shall not have been remedied, cured, reversed or waived within 30 days after receipt by the Borrower of written notice from the Mezzanine Agent or any Lender of the foregoing;

               (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Sections 5.08, 5.09(b) and 5.10 and
     Article VI;

               (e) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Mezzanine Agent to the Borrower (which notice will be given at the request of any Lender);

               (f) the Borrower shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

               (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (after the expiration of any applicable cure periods) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; PROVIDED that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

               (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, dissolution, reorganization or other relief in respect of any of the Borrower or Holdings or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any of the Borrower or Holdings or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

               (i)  any  of the  Borrower  or  Holdings  shall  (i)  voluntarily commence any proceeding or file any petition seeking liquidation, dissolution, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or Holdings, as the case may be, or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

               (j) any of the Borrower or Holdings shall admit in writing its inability or fail generally to pay its debts as they become due;

               (k) one or more judgments for the payment of money in an aggregate amount in excess of $1,000,000 shall be rendered against the Borrower and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower to enforce any such judgment;

               (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

               (m) a Change in Control shall occur;

               (n) a Wind-Down Event (other than (i) a Wind-Down Event referred to in clause (d) of Section 12.1 of the Operating Agreement to the extent such event relates to this Agreement and (ii) a Wind-Down Event referred to in clause (l) of Section 12.1 of the Operating Agreement) shall occur;

               (o) (i) any provision of the Operating Agreement, any Credit Document or the Senior Facility ceases for any reason to be legal, valid or binding on the Borrower, or the Borrower (or any of its affiliates) shall in writing state that any provision of any such document should cease for any reason to be legal valid and binding on the Borrower, or (ii) any provision of the Right of First Refusal Letter ceases for any reason to be legal, valid or binding on CharterMac, or CharterMac (or any of its affiliates) shall in writing state that any provision of any such document should cease for any reason to be legal valid and binding on CharterMac;

               (p) the Collateral Agent shall at any time fail to have a valid, perfected, first priority security interest in any material portion of the Collateral; or

               (q) (i) the Managing Member willfully violates, or takes any action that it knows breaches, any material provision of any Program Document, and any such violation or action could reasonably be expected to result in a Material Adverse Effect, (ii) the Managing Member materially breaches any provision of any Program Document or any representation made by the Managing Member shall prove to have been incorrect when made in any material respect, and within 30 days of its becoming aware of such breach, or such incorrect representation, the Managing Member fails to cure such breach or (iii) the Managing Member commits fraud or criminal activity, or exercises gross negligence that has an adverse effect on the Lenders, in the performance of its obligations or the Managing Member is indicted for a criminal offense related to its primary businesses;

then, subject in each case to Section 2.15(g) and the Subordination and Security Agreement, (1) and in every such event (other than an event described in clause
(h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Mezzanine Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (2) in case of any event described in clause (h) or (i) of this Article, the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and (3)

               (i) except as provided in clause (v) below, the Commitments shall not terminate and the Lenders shall remain obligated to make Loans under
     Section 2.01, including the obligation to make Loans thereunder for the benefit of the CDS Holders, as provided in the CDS Security Agreement (it being recognized that any such new Loan shall be due and payable if, pursuant to the foregoing clauses (1) or (2), the other Loans shall have been declared due and payable), subject to the terms and conditions in this Agreement;

               (ii) the Borrower shall not be permitted to enter into new CDS or Off-Setting Swaps or make any Project Investment contemplated by clause
     (iii) of the definition thereof and the Borrower shall only be permitted to make new Project Investments (other than any Project Investment contemplated by clause (iii) of the definition thereof) to limit its risk exposure;

               (iii) the Required Lenders shall have the option to instruct the Collateral Agent to foreclose on the Collateral and exercise the remedies available under the Subordination and Security Agreement (and, in connection therewith, instruct the Collateral Agent to appoint a special manager to manage the Collateral (including Project Investments));

               (iv) the principal amount of the Loans shall be repaid from funds in the Reserve Account in accordance with the priority of payments set forth in Section 13.3 of the Operating Agreement;

               (v) after the outstanding Loans shall have been repaid in full, the aggregate amount required to be held in the Reserve Account shall be increased by an amount equal to the Available Mezzanine Loan Amount, and the Available Mezzanine Loan Amount and the Commitment for each Lender shall be permanently reduced to zero on a dollar-for-dollar basis as such additional amounts are retained in the Reserve Account, as determined by the Capital Model and in accordance with the priority of payments set forth in Section 13.3 of the Operating Agreement; and

               (vi) the Borrower shall not make, directly or indirectly, any Restricted Payment to Holdings until the Available Mezzanine Loan Amount shall have been permanently reduced to zero.

                                  ARTICLE VIII
                               THE MEZZANINE AGENT

               Each of the Lenders hereby irrevocably appoints and authorizes the Mezzanine Agent to act as its agent hereunder and under the other Credit Documents with such powers as are delegated to the Mezzanine Agent by the terms of this Agreement and the other Credit Documents, together with such actions and powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, by its signature hereto each Lender authorizes the Mezzanine Agent to execute, deliver and perform the Subordination and Security Agreement and agrees to be bound by the terms and conditions thereof as if such Lender were a party thereto. Subject to the provisions of this Article VIII, the Mezzanine Agent shall take such actions under the Subordination and Security Agreement as shall be directed by the Required Lenders.

               The bank serving as the Mezzanine Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Mezzanine Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or other Affiliate thereof as if it were not the Mezzanine Agent hereunder.

               The Mezzanine Agent shall not have any duties or obligations except those expressly set forth herein and in the other Credit Documents. Without limiting the generality of the foregoing, (a) the Mezzanine Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Mezzanine Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby and by the other Credit Documents that the Mezzanine Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in
Section 9.02), and (c) except as expressly set forth herein and in the other Credit Documents, the Mezzanine Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower that is communicated to or obtained by the bank serving as Mezzanine Agent or any of its Affiliates in any capacity. The Mezzanine Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Mezzanine Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Mezzanine Agent by the Borrower or a Lender, and the Mezzanine Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or the other Program Documents, (ii) the contents of any certificate, report or other document delivered hereunder or under the other Program Documents or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in the other Program Documents, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, the other Program Documents or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein or in the other Program Documents, other than to confirm receipt of items expressly required to be delivered to the Mezzanine Agent.

               The Mezzanine Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Mezzanine Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Mezzanine Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

               The  Mezzanine  Agent  may  perform  any and all its  duties  and exercise its rights and powers by or through any one or more sub-agents appointed by the Mezzanine Agent. The Mezzanine Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Mezzanine Agent and any such sub-agent.

               Subject to the appointment and acceptance of a successor Mezzanine Agent as provided in this paragraph, the Mezzanine Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Mezzanine Agent gives notice of its resignation, then the retiring Mezzanine Agent may, on behalf of the Lenders, appoint a successor Mezzanine

Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Mezzanine Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Mezzanine Agent hereunder and under the other Credit Documents, and the retiring Mezzanine Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents. The fees payable by the Borrower to a successor Mezzanine Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Mezzanine Agent's resignation hereunder, the provisions of this Article and
Section 9.03 shall continue in effect for the benefit of such retiring Mezzanine Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Mezzanine Agent.

               Each Lender  acknowledges that it has,  independently and without reliance  upon  the  Mezzanine  Agent  or any  other  Lender  and  based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Mezzanine Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

               Notwithstanding anything herein to the contrary, the Sole Bookrunner and Sole Lead Arranger named on the cover page of this Agreement shall not have any duties or liabilities under this Agreement, except in its capacity, if any, as a Lenders.


                                   ARTICLE IX
                                  MISCELLANEOUS

          SECTION 9.01. NOTICES.

               (a) NOTICES GENERALLY. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

               (i) if to the Borrower, to it at 625 Madison Avenue, New York, New York 10022, Attention of James Spound (Telecopy No. 212-317-5762);

               (ii) if to the Mezzanine Agent, to Citibank, N.A. at One Court Square, 45th Floor Zone 11, Long Island City, NY 11120, Attention of Maria McKeon (Telecopy No. 718-248-4722), with a copy to Rhona L. Landau, Deputy General Counsel, Citigroup Commercial Business Group, One Court Square, 14th Floor, Long Island City, NY 11120 (Telecopy No. 718-248-6009); and

               (iii) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

               (b) ELECTRONIC COMMUNICATIONS. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Mezzanine Agent; PROVIDED that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Mezzanine Agent and the applicable Lender. The Mezzanine Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; PROVIDED that approval of such procedures may be limited to particular notices or communications.

               (c) CHANGE OF ADDRESS, ETC. Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 9.02. WAIVERS; AMENDMENTS.

               (a) NO DEEMED WAIVERS; REMEDIES CUMULATIVE. No failure or delay by the Mezzanine Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Mezzanine Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Mezzanine Agent or any Lender may have had notice or knowledge of such Default at the time.

               (b) AMENDMENTS. Neither this Agreement, any other Credit Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Mezzanine Agent with the consent of the Required Lenders; PROVIDED that no such agreement shall

               (i) increase the Commitment of any Lender without the written consent of such Lender,

               (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender adversely affected thereby,

               (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender adversely affected thereby,

               (iv) change Section 2.15(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender adversely affected thereby,

               (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender,

               (vi) release any material portion of the Collateral without the written consent of each Lender, and

               (vii) amend, modify or otherwise affect the rights or duties of the Mezzanine Agent hereunder without the prior written consent of the Mezzanine Agent.

          SECTION 9.03. EXPENSES; INDEMNITY; DAMAGE WAIVER.

               (a) COSTS AND EXPENSES. The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Mezzanine Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Mezzanine Agent, in connection with the preparation and administration of the Credit Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all out-of-pocket expenses incurred by the Mezzanine Agent or any Lender, including the fees, charges and disbursements of any counsel for the Mezzanine Agent or any Lender, in connection with the enforcement or protection of its rights in connection with the Credit Documents, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

               (b) INDEMNIFICATION BY BORROWER. The Borrower shall indemnify the Mezzanine Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower, or any Environmental Liability related in any way to the Borrower, or
(iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

               (c) INDEMNIFICATION BY LENDERS. To the extent that the Borrower fails to pay any amount required to be paid by it to the Mezzanine Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Mezzanine Agent such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; PROVIDED that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Mezzanine Agent in its capacity as such.

               (d) WAIVER OF CONSEQUENTIAL DAMAGES, ETC. To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions or any Loan or the use of the proceeds thereof.

          SECTION 9.04. SUCCESSORS AND ASSIGNS.

               (a) ASSIGNMENTS GENERALLY. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder (except as provided in the CDS Security Agreement) without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Mezzanine Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

               (b) ASSIGNMENTS BY LENDERS.

               (i) ASSIGNMENTS GENERALLY. Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

               (A) the Borrower, PROVIDED that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee; and

               (B) the Mezzanine Agent, PROVIDED that no consent of the Mezzanine Agent shall be required for an assignment of all or any portion of the Commitments or Loans to a Lender.

               (ii) CERTAIN CONDITIONS TO ASSIGNMENTS. Assignments shall be subject to the following additional conditions:

               (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Mezzanine Agent) shall not be less than $5,000,000 unless each of the Borrower and the Mezzanine Agent otherwise consent, PROVIDED that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

               (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement;

               (C) the parties to each  assignment  shall execute and deliver to
     the  Mezzanine  Agent  an  Assignment  and  Assumption,   together  with  a
     processing and recordation fee of $3,500;

               (D) the assignee, if it shall not be a Lender, shall deliver to the Mezzanine Agent an Administrative Questionnaire; and

               (E) the assignee shall satisfy the Lender Rating Criteria or the alternative requirements of Section 2.17 on the date of such assignment.

               (iii) EFFECTIVENESS OF ASSIGNMENTS. Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.12, 2.13, 2.14 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. Notwithstanding anything to the contrary contained herein, the Borrower shall not be obligated to pay to any assignee of any Lender any amount under any of Sections 2.12, 2.13 or 2.14 greater than the amount the Borrower would have been obligated to pay to such Lender if such Lender had not made any assignment to such assignee of such Lender's rights under this Agreement, unless such assignment is made at a time when the circumstances giving rise to such greater payments did not exist.

               (iv) MAINTENANCE OF REGISTER. The Mezzanine Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and the Borrower, the Mezzanine Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

               (v) ACCEPTANCE OF ASSIGNMENTS BY MEZZANINE AGENT. Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Mezzanine Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

               (c) PARTICIPATIONS.

               (i) PARTICIPATIONS GENERALLY. Any Lender may, without the consent of the Borrower or the Mezzanine Agent, sell participations to one or more banks or other entities (a "PARTICIPANT") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); PROVIDED that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Mezzanine Agent, and the other
Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; PROVIDED that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.14 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.

               (ii) LIMITATIONS ON RIGHTS OF PARTICIPANTS. A Participant shall not be entitled to receive any greater payment under Section 2.12 or 2.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A
Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.14 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.14(e) as though it were a Lender.

               (d) CERTAIN PLEDGES. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; PROVIDED that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

               (e) NO TRANSFERS TO THE BORROWER OR AFFILIATES. Anything in this Section to the contrary notwithstanding, no Lender may sell, assign, participate or in any way transfer any interest in any Loan held by it to the Borrower or any of its Affiliates without the prior consent of each Lender.

          SECTION 9.05. SURVIVAL. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Mezzanine Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.12, 2.13, 2.14, 9.03 and 9.13 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

          SECTION 9.06. COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Mezzanine Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Mezzanine Agent and when the Mezzanine Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 9.07. SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 9.08. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

               (a)  GOVERNING  LAW.  This   Agreement   shall  be  construed  in
accordance with and governed by the law of the State of New York.

               (b) SUBMISSION TO JURISDICTION. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Mezzanine Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.

               (c) WAIVER OF VENUE. The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               (d) SERVICE OF PROCESS. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section
9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 9.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 9.10. HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 9.11. CONFIDENTIALITY. Each of the Mezzanine Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Mezzanine Agent or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, "INFORMATION" means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Mezzanine Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower; PROVIDED that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

          SECTION 9.12. USA PATRIOT ACT. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), such Lender may be required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with said Act.

          SECTION 9.13. NO PETITION; LIMITED RECOURSE. Each of the Lenders and the Mezzanine Agent (collectively, the "CREDITORS") agrees (which agreement shall, pursuant to the terms of this Agreement, be binding upon its successors, assigns, and participants) that it shall not institute against, or join any other Person in instituting against, the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day (or, if longer, the then applicable preference period) after the payment in full of all amounts due hereunder and the Senior Facility. Notwithstanding anything herein or any other Program Document to the contrary, the obligations of the Borrower owing to the Creditors hereunder or thereunder are limited recourse and are payable only from the property and assets of the Borrower, only to the extent funds are available for payment of such obligations in accordance with Sections 13.1 and 13.3 of the Operating Agreement. No recourse shall be had and no claim shall be made, whether by levy or execution or otherwise, for the payment or satisfaction of any obligations of the Borrower hereunder or under any other Program Document against any member of the Borrower or any of its assets, other than the property and assets of the Borrower, and no member of the Borrower shall be liable for any deficiency judgment based thereon, it being expressly understood and agreed that the sole remedies of each of the Creditors with respect to such amounts shall be against the property and assets of the Borrower in accordance with this Agreement and the other Program Documents.

          SECTION 9.14. RIGHT OF SET-OFF. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured, PROVIDED that any amounts collected by any Lender or its Affiliates pursuant to this Section shall be subject to and paid in accordance with Sections 13.1 and 13.3 of the Operating Agreement. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                              CENTERBROOK FINANCIAL LLC
                              By: CENTERBROOK HOLDINGS LLC, its Managing Member

                              By: /S/ ROBERT MAUM
                                  ---------------
                            Name: Robert Maum
                           Title: Chief Executive Officer



                              CITIBANK, N.A.,
                              as Mezzanine Agent


                              By: /S/ MARIA MCKEON
                                  ----------------
                            Name: Maria McKeon
                           Title: Vice President

                                                    LENDERS

                                                    CITIBANK, N.A.


                                                    By: /S/ MARIA MCKEON
                                                        ----------------
                                                  Name: Maria McKeon
                                                 Title: Vice President

                                                    BANK HAPOALIM B.M.


                                                    By: /S/ FREDERIC S. BECKER
                                                        ----------------------
                                                  Name: Frederic S. Becker
                                                 Title: Senior Vice President

                                                    IXIS FINANCIAL PRODUCTS INC.



                                                    By: /S/ N. MUMFORD
                                                        --------------
                                                  Name: N. Mumford
                                                 Title: Managing Director

                                                    By: /S/ CHRISTOPHER HAYDEN
                                                        ----------------------
                                                  Name: Christopher Hayden
                                                 Title: Managing Director

                                                                   SCHEDULE 2.01

                COMMITMENTS AND AVAILABLE MEZZANINE LOAN AMOUNTS
                ------------------------------------------------

        [See definitions of "Commitments" and "Lenders" in Section 1.01]


       NAME OF LENDER            COMMITMENT      AVAILABLE MEZZANINE LOAN AMOUNT
       --------------           ------------     -------------------------------
Bank Hapoalim B.M.              $ 25,000,000                  $0
Citibank, N.A.                  $ 41,000,000                  $0
IXIS Financial Products Inc.    $ 59,000,000                  $0
--------------------------------------------------------------------------------
TOTAL                           $125,000,000                  $0


PAGE>



                                                                       EXHIBIT A

                                [Exhibit Omitted]

                                                                       EXHIBIT B

                                [Exhibit Omitted]

                                                                       EXHIBIT C

                                [Exhibit Omitted]